UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue New York, New York		10167
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2025, Tradeweb Markets LLC (“Tradeweb Markets”), a wholly owned subsidiary of Tradeweb Markets Inc. (the “Company”), entered into a series of amendments effective as of November 1, 2025 (the “Amendments”) with Refinitiv US LLC and Refinitiv US Organization LLC (together, the “LSEG Parties”) to the master data license agreement, effective as of November 1, 2023, among Tradeweb Markets and the LSEG Parties (the “Master Data Agreement”).

As part of the Amendments, on December 31, 2025, Tradeweb Markets and Refinitiv US LLC entered into amended and restated Data Schedules 1, 2, 4 and 5 to the Master Data Agreement, each effective as of November 1, 2025 (the “Restated Data Schedules”). Data Schedule 3 to the Master Data Agreement had automatically terminated by its own terms effective as of October 31, 2024. Pursuant to the Restated Data Schedules, Tradeweb Markets will continue to license certain market data (including real time feeds) for multiple fixed income and derivatives products to Refinitiv US LLC and its relevant affiliates (collectively, the “LSEG Subscriber”) in exchange for fixed license fees or, in some cases, fees payable based on a percentage of revenue generated by the LSEG Subscriber.

The initial license or service period under each of the Restated Data Schedules runs from November 1, 2025 through October 31, 2028 and automatically renews for up to two additional successive two-year periods unless notice of non-renewal is provided by either party at least 180 days prior to the expiration of such initial license or service period (or the expiration of the first automatic extension period, if applicable). Following the initial license or service period or any automatic extension period, if applicable, each Restated Data Schedule also includes the option, upon notice of either party to the other party, for a twelve-month transition period following such period to allow for an orderly transition of the market data distribution arrangements contemplated under such Restated Data Schedule.

Except as set forth in the Amendments, all of the terms and conditions set forth in the Master Data Agreement shall remain in full force and effect.

The LSEG Parties are affiliates of the London Stock Exchange Group plc (“LSEG”), which is the indirect controlling stockholder of the Company. Affiliates of LSEG have various relationships with the Company. For further information, see the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 27, 2025.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendments, including the Restated Data Schedules, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: January 6, 2026	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: Chief Legal Officer